Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), each of the undersigned hereby certifies in her capacity as an officer of Lyell Immunopharma, Inc. (the “Company”), that, to the best of her knowledge:

(1)The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026, to which this Certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2026	By:	/s/ LYNN SEELY
Lynn Seely, M.D.
President and Chief Executive Officer (Principal Executive Officer)

Date: August 6, 2026	By:	/s/ SMITAL SHAH
Smital Shah
Chief Financial and Business Officer (Principal Financial Officer)